Exhibit o (i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FirstMerit Funds and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                      TITLE                    DATE


/s/ John F. Donahue            Chairman and Trustee          January 7, 2000
John F. Donahue                (Chief Executive Officer)


/s/ Edward C. Gonzales         President and Treasurer       January 7, 2000
Edward C. Gonzales             (Principal Financial and
                                Accounting Offer)


/s/ J. Christopher Donahue     Executive Vice President      January 7, 2000
--------------------------
J. Christopher Donahue         and Trustee


/s/ Thomas G. Bigley           Trustee                       January 7, 2000
--------------------
Thomas G. Bigley


/s/ John T. Conroy, Jr.        Trustee                       January 7, 2000
------------------------
John T. Conroy, Jr.







SIGNATURES                          TITLE                      DATE

/s/ Lawrence D. Ellis, M.D.         Trustee                    January 7, 2000
Lawrence D. Ellis, M.D.


/s/ Peter E. Madden                 Trustee                    January 7, 2000
-------------------
Peter E. Madden


/s/ John E. Murray, Jr.             Trustee                    January 7, 2000
------------------------
John E. Murray, Jr.


/s/ Majorie P. Smuts                Trustee                    January 7, 2000
--------------------
Majorie P. Smuts



Sworn to and subscribed before me this 7th day of January, 2000


/s/ Madaline P. Kelly
Madaline P. Kelly

                                                  Exhibit o (ii) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FirstMerit Funds and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                         TITLE                      DATE


/s/ Charles F. Mansfield, Jr.      Trustee                   January 7, 2000
-----------------------------
Charles F. Mansfield, Jr.



Sworn to and subscribed before me this 7th day of January, 2000


/s/ Madaline P. Kelly
Madaline P. Kelly

                                                 Exhibit o (iii) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K


                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FirstMerit Funds and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                       TITLE                      DATE



/s/ John F Cunmingham            Trustee                    January 7, 2000
---------------------
John F. Cunmingham



Sworn to and subscribed before me this 7th day of January, 2000



/s/ Madaline P. Kelly
Madaline P. Kelly

                                                  Exhibit o (iv) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K


                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FirstMerit Funds and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                     TITLE                      DATE



/s/ John S. Walsh              Trustee                   January 7, 2000
-----------------
John S. Walsh



Sworn to and subscribed before me this 3th day of January, 2000



/s/ Madaline P. Kelly
Madaline P. Kelly